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Progress Energy

Status of Merger Filings
(as of March 26, 2012)
Stakeholder Progress on Key Milestones Filed Approved
Shareholder
Received shareholder approvals on August 23, 2011
Department of Justice
(DOJ)
To date, the parties have met their obligations under the Hart-Scott-Rodino Act (HSR)
The period for closing consistent with the HSR Act initial filings expires April 26, 2012
As merger close will not occur prior to April 26, 2012, the parties filed new HSR Act filings on March 22,
2012; the waiting period for the new HSR Act filing is scheduled to expire on or before April 23, 2012
Awaiting
Expiration of New
Waiting Period
Federal Communications
Commission (FCC)
Received approval of Assignment of Authorization filings on July 27, 2011
On January 5, 2012, approval extended by FCC through July 12, 2012
Federal Energy Regulatory
Commission (FERC)
Made three merger-related filings on April 4, 2011: merger application, joint dispatch agreement (JDA)
and joint open access transmission tariff (OATT)
Received conditional merger approval on September 30, 2011
Filed proposed market power mitigation plan on October 17, 2011
Proposed market power mitigation plan rejected December 14, 2011
Filed revised market power mitigation plan on March 26, 2012
Nuclear Regulatory
Commission (NRC)
Received approval of indirect transfer of Progress Energy licenses on December 2, 2011
North Carolina
Filed merger approval application on April 4, 2011
Hearings held September 20-22, 2011
Proposed orders and briefs filed with North Carolina Utilities Commission on November 23, 2011
Filed advance notice regarding revised market power mitigation plan February  22, 2012
South Carolina
Submitted merger-related filings on April 25, 2011
Hearing to approve joint dispatch agreement held December 12, 2011
Proposed orders and briefs filed with South Carolina Public Service Commission on December 20, 2011
Kentucky
Received Kentucky Commission approval on October 28, 2011
JDA
Merger
OATT
1
Exhibit 99.1
    NC Public Staff filed settlement agreement on September 2, 2011; companies signed settlement  with South
    Carolina Office of Regulatory Staff, a party to the NC docket, on September 6, 2011